Loan Receivable	12 Months Ended
Dec. 31, 2017
Loan Receivable
6.	LOAN RECEIVABLE

In December 2017, the Group entered into an agreement with an EMS factory of the Group, an unrelated third party, to provide a $53,794 (RMB 350 million) loan to fund its capital demand of production. This loan is for a period of twelve months, at an interest rate of 4.35% per year. The EMS factory agreed to provide its machine and equipment as the collateral for this loan. In addition, the shareholder of EMS factory agreed to provide the equity as collateral to the Group. The EMS factory agreed to repay the loan in four installments, or to repay about $13,449 (RMB 87.5 million) at the end of each quarter in 2018 and early repayment of the loan is acceptable. The EMS factory repaid about $18,772 (RMB 122 million) by March 31, 2018.